Exhibit 99.2

Tabula Rasa HealthCare Announces Leadership Transition

Drs. Calvin H. Knowlton and Orsula V. Knowlton to retire from the Company

Co-President Brian Adams Named Interim CEO

Director Michael Purcell Named Independent Board Chairman

MOORESTOWN, N.J., (September 14, 2022) - Tabula Rasa HealthCare, Inc.® (TRHC) (NASDAQ: TRHC), a leading healthcare technology company advancing the safe use of medications, today announced that co-founders Dr. Calvin H. Knowlton, BScPharm, MDiv, PhD, ScD (hon), Chief Executive Officer and Board Chairman, and Dr. Orsula V. Knowlton, PharmD, MBA, Co-President and Chief Marketing and New Business Development Officer, will retire from TRHC and step down as members of the Board of Directors, effective immediately. Director Michael Purcell has been named Independent Chair of the Board. Brian Adams, TRHC’s Co-President, will serve as interim CEO while the Board executes a comprehensive process to identify a permanent successor. To support a seamless transition, the Knowltons have signed consulting agreements with TRHC through the end of the year.

Michael Purcell said, “On behalf of the Company, I extend my sincerest thanks to the Knowltons for their dedication and leadership throughout the last thirteen years. The Knowltons have helped establish a strong foundation for the Company, and with our team of proven senior executives in place, I am highly confident in the future of Tabula Rasa. Brian is the right choice for interim CEO, and under his leadership we will continue to capitalize on growth opportunities and enhance our unique position in the market to deliver long-term, sustainable value.”

Brian Adams said, “Tabula Rasa has built a reputation as a leader in the value-based care market and I’d like to thank the Knowltons for their contributions to these efforts. Our business has strong momentum with a robust pipeline for continued growth as more health plans and at-risk providers rely on our innovative pharmacy services, medication risk management technology and business solutions. I am energized about our path forward as we continue to make clear progress on our strategy to position TRHC for profitable growth and long-term value for our stockholders.”

Dr. Calvin Knowlton said, “We are proud to have made a meaningful difference to support medication safety through our services and solutions, and I believe TRHC is well positioned to build on its strong momentum under new leadership in this next exciting chapter. I am thankful for our community partners, business partners, Board of Directors, and stockholders for their trust and support through the years.”

Dr. Orsula Knowlton said, “We are grateful to have been able to positively impact the lives of so many patients, team members, and clinicians. I look forward to watching TRHC continue to thrive as it fulfills its mission to facilitate the safe use of medication.”

About Michael Purcell

Michael Purcell has served as an independent director on the Board of TRHC since 2018 and has served as Chair of the Audit Committee since 2019. He has also served on the Compensation and Nominating & Governance Committees. Mr. Purcell was an Audit Partner at Deloitte and Touche for 36 years, serving emerging growth companies as well as large multi-national public companies. Mr. Purcell now serves as a consultant to various companies and venture funds. He has significant Board expertise and is the lead director and Audit Chair for International Money Express and several other for-profit entities.

About Brian Adams

Mr. Brian Adams currently serves as TRHC’s Co-President, overseeing strategy, sales and account management, professional affairs, IT and software engineering, human resources, legal and finance. He formerly served as TRHC’s Chief Financial Officer, guiding TRHC through successful public and private debt and equity financing efforts and designed and implemented a plan to achieve profitability. His broad management experience includes strategic planning, business performance optimization, and financial integration for mergers and acquisitions. He was honored as CFO of the Year by the Philadelphia Business Journal in 2020, named one of the Top CFOs in the region in 2015 by South Jersey Biz Magazine, and recognized as CFO of the Year in 2014 by the New Jersey Tech Council.

Cooperation Agreement with Indaba Capital Management

In addition to the leadership transition, TRHC today announced that it has entered into a cooperation agreement with Indaba Capital Management, L.P. (“Indaba”). The press release can be found on the Newsroom portion of https://www.tabularasahealthcare.com. The full cooperation agreement will be filed by TRHC with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K. RBC Capital Markets, LLC is serving as financial advisor, and Morgan, Lewis & Bockius LLP is serving as legal counsel to TRHC. Olshan Frome Wolosky LLP is acting as legal counsel to Indaba.

About Tabula Rasa HealthCare

Tabula Rasa HealthCare (TRHC) (NASDAQ: TRHC) provides medication safety solutions that empower healthcare professionals and consumers to optimize medication regimens, combatting medication overload and reducing adverse drug events. TRHC’s proprietary technology solutions, including MedWise®, improve patient outcomes, reduce hospitalizations, and lower healthcare costs. TRHC’s extensive clinical tele-pharmacy network improves care for patients nationwide. Its solutions are trusted by health plans and pharmacies to help drive value-based care. For more information, visit TRHC.com.

Statement Regarding Forward-Looking Information

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give current expectations or forecasts of future events or our future financial or operating performance, and include TRHC’s expectations regarding certain leadership changes and the effects thereof, available opportunities to TRHC, the financial and operating performance of TRHC, the creation of stockholder value, the plans and objectives of management, and TRHC’s strategic initiatives and the anticipated benefits thereof. Such statements are identified by use of the words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “should,” and similar expressions. These forward-looking statements are based on management’s good-faith expectations, judgements, and assumptions as of the date of this press release. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: the impacts of the ongoing COVID-19 pandemic; our continuing losses and need to achieve profitability; fluctuations in our financial and operating results; the volatility of our stock price; the extent to which we are successful in gaining new long-term relationships with clients or retaining existing clients; the acceptance and use of our products and services by PACE organizations; the need to innovate and provide useful products and services; risks related to changing healthcare and other applicable governmental regulations; our ability to maintain relationships with a specified drug wholesaler; increasing consolidation in the healthcare industry; competition from a variety of companies in the healthcare industry; managing our growth effectively; our ability to retain clients and employees given the leadership transitions; our ability to adequately protect our intellectual property; the requirements of being a public company; our ability to recognize the expected benefits from acquisitions on a timely basis or at all; fluctuations in operating results; our ability to manage our cash flows; failure or disruption of the our information technology and security systems; dependence on our senior management and key employees; our future indebtedness and our ability to obtain additional financing, reduce expenses, or generate funds when necessary; macroeconomic conditions, including the impact of inflation, on our business and operations; and the other risk factors set forth from time to time in our filings with the Securities and Exchange Commission (“SEC”), including those factors discussed under the caption “Risk Factors” in our most recent Annual Report on Form 10-K, filed with the SEC on February 25, 2022, and in subsequent reports filed with or furnished to the SEC, copies of which are available free of charge within the Investor Relations section of the Tabula Rasa HealthCare website http://ir.trhc.com or upon request from our Investor Relations Department. Tabula Rasa HealthCare assumes no obligation and does not intend to update these forward-looking statements, except as required by law, to reflect events or circumstances occurring after today’s date.

TRHC Media Contact Anthony Mirenda amirenda@trhc.com 908-380-2143	TRHC Investors Frank Sparacino fsparacino@trhc.com 866.648.2767